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                                                                    Exhibit 10.7

                        BRIDGESTREET ACCOMMODATIONS, INC.

                      STOCK PLAN FOR NON-EMPLOYEE DIRECTORS



        1.      PURPOSE
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        The purpose of this Stock Plan for Non-Employee Directors (the "Plan")
is to advance the interests of BridgeStreet Accommodations, Inc. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

        2.      ADMINISTRATION
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        The Plan shall be administered by a committee (the "Committee") of the
Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options;
(b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

        3.      EFFECTIVE DATE AND TERM OF PLAN
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        The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

        4.      SHARES SUBJECT TO THE PLAN
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        (a)     NUMBER OF SHARES. Subject to adjustment as provided in section
4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be One Hundred Thousand (100,000). If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).





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        (b)     SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

        (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock after the date of the closing of the Company's initial public offering (the "IPO") of Stock (the "Closing"), the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

        5.      ELIGIBILITY FOR OPTIONS
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        Directors eligible to receive options under the Plan ("Eligible
Directors") shall be those directors who are not employees of the Company or of any subsidiary of the Company and who neither hold five percent or more of the Company's outstanding Stock nor were stockholders of the Company prior to the registration of the Company's Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        6.      TERMS AND CONDITIONS OF OPTIONS
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        (a)     Number of Options.
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                (i)     Effective upon the date of the final Prospectus used in
                        connection with the IPO, each Eligible Director shall be awarded an option covering Twelve Thousand Five Hundred (12,500) shares of Stock; thereafter, immediately following an annual meeting of shareholders or other event by which an Eligible Director initially is elected to serve, he or she shall be awarded an option covering Seven Thousand Five Hundred (7,500) shares of Stock.

                (ii)    Subsequent option awards shall be made as follows:

                        (A) For each Eligible Director who received an initial option grant under this plan by virtue of an event that was not an annual meeting of shareholders, on every third anniversary of such event (i.e., on the third, sixth, ninth, twelfth, etc., anniversaries), provided he or she still is an Eligible Director on such date, he or she shall receive an option covering Seven Thousand Five Hundred (7,500) shares of Stock.




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                        (B)     For each Eligible Director who received an
                        initial option grant under this plan at an annual meeting of shareholders, immediately following every third annual meeting following the meeting that yielded the initial grant (i.e., on the third, sixth, ninth, twelfth, etc., meetings following such meeting), provided he or she is reelected to be a director at such meeting and continues to be an Eligible Director at such time, he or she shall receive an option covering Seven Thousand Five Hundred (7,500) shares of Stock.

        (b) EXERCISE PRICE. The exercise price of each option shall be 100% of the Fair Market Value per share of the Stock at the time the option is granted. In no event, however, shall the exercise price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, (A) the "Fair Market Value" of a share of Stock on any date shall be the Closing Price on such day or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price; and (B) the "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market or automated quotation system on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day.

        (c) DURATION OF OPTIONS. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

        (d)     Exercise of Options.
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        (1)     Except as otherwise provided in this Section 6, each option shall become exercisable with respect to one-third of the shares of Stock issuable thereunder on each of the first three anniversaries of the date of grant.

        (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

        (3) The Committee shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Committee the individual exercising the option may elect, at such time and in such manner as the Committee may prescribe, to have the Company hold back from the transfer Stock having a value calculated to satisfy such withholding obligation. In the case of an individual subject to Section 16(b) of the Exchange Act, no such election shall be effective unless made in compliance with the applicable




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                requirements of Rule 16b-3 or any successor Rule then in effect under the Exchange Act.

        (4) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

        (e) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (ii) if so permitted by the original terms of the option or by the Committee after grant of the option,
(A) through the delivery of shares of Stock (in compliance with all relevant provisions under Section 16 of the Exchange Act) having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price or (B) by having the Company hold back from the shares transferred upon exercise Stock having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price or (C) by delivery of a promissory note of the option holder to the Company, such note to be payable on such terms as are specified and approved in advance by the Company or (D) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (E) by any combination of the permissible forms of payment.

        An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

        The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange or automated quotation system, until the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

        (f) NONTRANSFERABILITY OF OPTIONS. Except to the extent the Committee otherwise approves, no option may be transferred other than by will or by the laws of descent and distribution, and during an Eligible Director's lifetime an option may be exercised only by him or her.



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        (g)     DEATH. Upon the death of any Eligible Director granted options under this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of such one-year period, such options shall terminate to the extent not previously exercised.

        (h) OTHER TERMINATION OF STATUS OF DIRECTOR. If a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)). After completion of such three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

        (i) MERGERS, ETC. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate upon the effective date of such merger, consolidation, sale, dissolution or liquidation (the "Effective Date"); provided, that 20 days prior to the Effective Date, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.

        7.      EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND
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                EFFECTIVENESS
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        Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

        The Committee may at any time terminate the Plan as to any further grants of options. The Committee may at any time or times, but in no event (except to comply with the provisions of the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder) more than once in any six-month period, amend the Plan for any purpose which may at the time by permitted by law.




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